UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2022

EVO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	EVOJU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	EVOJ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement.

This section describes the material provisions of the Business Combination Agreement and certain related documents but does not purport to describe all of the terms thereof. Evo’s and the Company’s stockholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the following agreements, copies of which (or forms of which) are attached as exhibits hereto. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

BUSINESS COMBINATION AGREEMENT

General Description of the Business Combination Agreement

On October 18, 2022, Evo Acquisition Corp., a Delaware corporation (“Evo”), entered into a Business Combination Agreement (the “Business Combination Agreement”), with 20Cube Logistics Solutions Pte. Ltd. (UEN: 202227172M), a Singapore exempt private company limited by shares (“Pubco”), Hollis Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), 20Cube Logistics Pte. Ltd., a Singapore private company limited by shares (the “Company”), and certain holders of the Company’s outstanding shares (the “Signing Sellers”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Merger Sub will merge with and into Evo, with Evo continuing as the surviving company (the “Merger”), as a result of which, (i) Evo shall become a wholly-owned subsidiary of Pubco, (ii) each issued and outstanding security of Evo immediately prior to the Effective Time of the Merger shall no longer be outstanding and shall be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security to be issued by Pubco, and (b) Pubco shall (i) acquire the issued and outstanding ordinary shares of the Company from the Signing Sellers and each additional holder of Company shares that becomes a party to the Business Combination Agreement (together with the Signing Sellers, the “Sellers”) in exchange for ordinary shares of Pubco (the “Pubco Ordinary Shares”), (ii) all outstanding in-the-money vested options exercisable for Company ordinary shares shall be cancelled and extinguished and automatically converted into the right to receive Pubco Ordinary Shares at the exchange ratio applicable to subsection (b)(i) of this paragraph less the exercise price for such option, and (iii) all outstanding unvested options exercisable for ordinary shares in the Company shall be assumed by Pubco (the “Assumed Options”) and replaced with options exercisable for Pubco Ordinary Shares, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law (together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

The security holders of the Company shall collectively be entitled to receive an aggregate number of Pubco Ordinary Shares and Assumed Options with an aggregate value equal to Two Hundred Sixty Million U.S. Dollars ($260,000,000) (the “Exchange Consideration”), payable to each Seller in a number of Pubco Ordinary Shares equal to (a) (i) the sum of (x) the Exchange Consideration plus (y) the aggregate amount of the exercise prices for all ordinary shares of the Company under in-the-money vested and unvested Company options (assuming no cashless exercise), divided by (ii) the total number of issued and outstanding ordinary shares of the Company (treating all outstanding in-the-money Company options as fully vested and exercised (assuming no cashless exercise)), divided by (b) the price at which each share of Evo common stock (or after the Merger, each Pubco Ordinary Share) is redeemed or converted pursuant to the redemption of their shares in accordance with the provisions of Evo’s organizational documents (the “Redemption”).

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by Evo, the Company, Pubco, and Sellers as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise), of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or other ancillary documents to which it is a party or bound or to perform its obligations thereunder, subject to certain customary exceptions.

In the Business Combination Agreement, Evo made certain customary representations and warranties to the Company and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings, financial statements and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act of 1940 (“Investment Company Act”); (16) finders and brokers; (17) certain business practices; (18) insurance; (19) information supplied; (20) trust account; and (21) independent investigation.

In the Business Combination Agreement, Pubco made certain customary representations and warranties to Evo, the Company and Sellers, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) valid issuance of the Pubco Ordinary Shares issuable as Exchange Consideration; (7) Pubco and Merger Sub business activities, assets and liabilities; (8) finders and brokers; (9) Investment Company Act; (10) information supplied; and (11) independent investigation.

In the Business Combination Agreement, the Company made certain customary representations and warranties to Evo and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and tax returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) top customers and suppliers; (24) certain business practices; (25) Investment Company Act; (26) finders and brokers; (27) information supplied; and (28) independent investigation. In addition, Sellers made certain customary representations and warranties to Purchaser and Pubco, including among others, related to the following: (1) for each Seller that is not an individual person, corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) ownership of the ordinary shares of the Company; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) accredited investor status and other representations relating to Seller’s investment; (8) finders and brokers; (9) information supplied; and (10) independent investigation.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) Evo’s public filing obligations; (4) no solicitation of, or entering into, any alternative competing transactions; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) further assurances; (9) the preparation and filing with the SEC of a registration statement on Form F-4; (10) public announcements; (11) confidentiality; (12) the post-closing board of directors and executive officers; (13) indemnification of directors and officers after the Closing; (14) use of trust proceeds after the Closing; (15) efforts to cause certain investors to purchase an aggregate of $20 million in unsecured promissory notes that will be convertible into Pubco Ordinary Shares in a private placement to be consummated simultaneously with the Closing (the “PIPE financing”) and to use commercially reasonable efforts to consummate the PIPE financing; (16) efforts to obtain an equity line of credit; (17) efforts to enter into employment agreements with persons mutually agreed to by Purchaser and the Company (the “Employment Agreements”); (18) the Company’s obligation to deliver historical audited financial statements for 2020 and 2021; (19) efforts to convert Pubco to a Singapore public company limited by shares. Evo also agreed to seek an extension of its deadline to consummate a business combination under its organizational documents (the “Extension”). Each party also agreed to use its commercially reasonable efforts to enter into within 10 business days after the execution of the BCA, (a) a support agreement with each Signing Seller and (b) a letter agreement with Evo’s sponsor, pursuant to which (i) the sponsor will be entitled to convert certain working capital loans into new shares of Evo common stock (which would convert into Pubco Ordinary Shares in the Merger) rather than warrants, (ii) any working capital loans that are not converted into Evo common stock prior to the Closing would be assumed by Pubco and repaid after the Closing, (iii) the securities of Pubco issued in the Merger to the sponsor will be subject to certain lock-up terms and (iv) the sponsor will forfeit certain of its founder shares in certain circumstances,

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a number of members to be agreed upon between Purchaser and the Company, which will consist of one director appointed by Purchaser who qualifies as an independent director, three directors designated by the Company, and such additional number of independent directors as necessary to meet Nasdaq listing and other legal requirements.

Evo and Pubco also agreed to jointly prepare, with the reasonable assistance of the Company, and shall file with the Securities and Exchange Commission (“SEC”), a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of the Evo securities and the Sellers and containing a proxy statement/prospectus for the purpose of soliciting proxies from the stockholders of Evo for the matters relating to the Transactions to be acted on at the special meeting of the stockholders of Evo, including an amendment to Evo’s certificate of incorporation to eliminate the $5,000,001 net tangible asset requirement, and providing such stockholders with an opportunity to participate in the Redemption.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the transactions contemplated thereby, and other related matters by the requisite vote of Evo’s stockholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt of all specified consents required to be obtained from or made with any Governmental Authority or third party in order to consummate the Transactions; (iv) no law or order preventing or prohibiting the Transactions; (v) if the amendment to Evo’s certificate of incorporation to remove the requirement is not approved, Evo having at least $5,000,001 in net tangible assets on a consolidated basis either immediately before the Closing, after giving effect to the completion of the Redemption and any private placement financing, or upon the Closing; (vi) the election or appointment of the members of the post-Closing Pubco board of directors; (vii) the conversion of Pubco to a public company and the adoption of an amended charter in a form and substance reasonably acceptable to Purchaser and the Company; (viii) Pubco qualifying as a foreign private issuer; (ix) the effectiveness of the Registration Statement; (x) the Pubco Ordinary Shares having been approved for listing on Nasdaq, subject to official notice of issuance; and (xi) at Closing, Purchaser and Pubco having an aggregate amount of cash and cash equivalents, including fund remaining in the Trust Account and the proceeds of any private placement financing, of no less than $45,000,000, at least $25,000,000 of which will be from funds in the Trust Account (after redemptions) or private placement financing that is not convertible debt or other debt.

In addition, unless waived by Pubco and the Company, the obligations of Pubco, the Company, Merger Sub and Sellers to consummate the Transactions are subject to the satisfaction of the following closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Evo being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Evo having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) absence of any Material Adverse Effect which is continuing and uncured with respect to Evo since the date of the Business Combination Agreement; (iv) the Registration Rights Agreement, Warrant Agreement Amendment and Sponsor Letter being in full force and effect as of the Closing; and (v) both the equity line agreement and the note purchase agreement and related convertible notes shall have been executed consistent with the term sheets attached to the Business Combination Agreement.

Unless waived by Evo, the obligations of Evo to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Pubco, the Company, Merger Sub and Sellers being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Pubco, the Company, Merger Sub and Sellers having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect which is continuing and uncured with respect to Pubco or the Company since the date of the Business Combination Agreement; (iv) the Registration Rights Agreement, Warrant Agreement Amendment, Sponsor Letter, and Employment Agreements shall be in full force and effect as of the Closing, along with certain lock-up agreements with each Signing Seller; (v) the equity line agreement shall have been executed consistent with the term sheets attached to the Business Combination Agreement; and (vi) evidence of the repayment of certain outstanding debt of the Company and release of related liens and collateral.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Evo or the Company if the Closing has not occurred on or prior to February 8, 2023 (the “Outside Date”); provided that if Evo obtains an Extension, each of Evo and the Company shall have the right to extend the Outside Date by the shorter of three additional months or the last date for Evo to consummate its Business Combination pursuant to the terms of the Extension. A party is not entitled to terminate the Business Combination Agreement if the failure of the Closing to occur by such date was principally caused by or the primary result of a breach of the Business Combination Agreement by such party.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons: (i) by mutual written consent of Evo and the Company; (ii) by either Evo or the Company if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by Company for Evo’s uncured breach of the Business Combination Agreement, if the breach would result in the failure of a representation, warranty, covenant or closing condition contained in the Business Combination Agreement; (iv) by Evo for the uncured breach of the Business Combination Agreement by the Company, Pubco, Merger Sub or any Seller if the breach would result in the failure of a representation, warranty, covenant or closing condition contained in the Business Combination Agreement; (v) by Evo if there has been a Material Adverse Effect with respect to the Company or Pubco since the date of the Business Combination Agreement which is uncured and continuing; (vi) by either Evo or the Company if the Evo Stockholder Meeting is held and the Evo Required Stockholder Approval is not obtained; (vii) by either Evo or the Company if the private placement financing entered into by Purchaser and Pubco does not result in at least $25,000,000 in binding equity security commitments on or prior to December 31, 2022 (with such termination right expiring upon such commitments being obtained).

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for Fraud Claims or for willful breach of the Business Combination Agreement prior to the termination. The Business Combination Agreement does not provide for any termination fees.

Trust Account Waiver and Releases

The Company, Pubco, Merger Sub and each Signing Seller have agreed (and each other Seller will agree) that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Evo’s trust account held for its public stockholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to Evo’s stockholders).

Governing Law

The Business Combination Agreement is governed by Delaware law. Any dispute pursuant to the Business Combination Agreement or the Transactions that is not initially resolved between the parties shall be heard exclusively in any state or federal court located in the State of Delaware (or in any appellate court thereof).

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about Evo, Pubco, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Evo’s public disclosures.

Related Agreements

Lock-Up Agreements

Certain of the Signing Sellers has entered into a Lock-Up Agreement with Pubco and Evo (the “Lock-Up Agreement”) with regard to the Pubco ordinary shares to be issued by Pubco to such Signing Sellers under the Business Combination Agreement. In the Lock-Up Agreement, each Signing Seller has agreed, subject to certain exceptions noted below, that it will not, during the period commencing from the Closing and ending on the one year anniversary of the Closing (or if earlier, (i) the date after the Closing on which the last sale price of the Pubco ordinary shares on the principal securities exchange or securities market on which such security is then traded equals or exceeds $12.00 per share (as equitably adjusted) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (ii) the date on which Pubco or its shareholders consummate a third-party tender offer, stock, sale, liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in holders of at least a majority of Pubco ordinary shares having the right to exchange their equity holdings in Pubco for cash, securities or other property) (the “Lock-Up Period”): (i) lend, offer, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any such securities of Pubco, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such securities of Pubco, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), subject to certain permitted transfers during the Lock-Up Period.

Up to 200,000, 100,000 and 600,000 of the Pubco ordinary shares held by Mahesh Niruttan, Anand Seetharaman and Zephyr Peacock India Fund III (“ZP”), respectively, shall be exempted from the restrictions of the Lock-Up Agreement for satisfying tax obligations with respect to receipt of Pubco ordinary shares in connection with the Closing. Additionally, each of ZP, Zephyr Peacock India Fund Limited and Credence Capital Fund II (Cayman) Limited shall be released from the restrictions of the Lock-Up Agreement with respect to (i) 50% of the Pubco ordinary shares each will receive on the Closing (which number includes the shares exempted for satisfying tax obligations, as described in the foregoing sentence) on the three month anniversary of the Closing, and (ii) 100% of the Pubco ordinary shares each will receive on the Closing on the six month anniversary of the Closing, provided that any sale of such shares following such release shall be made at a minimum price as set forth in the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Form of Lock-Up Agreement, a copy of which is attached as Exhibit 10.1 hereto.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement provides that each of the Signing Sellers and the Sponsor (the “Holders”), Evo, and Pubco will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), to be effective as of the Closing pursuant to which, among other things, Pubco will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Holders have been granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto.

Amendment to Warrant Agreement

On October 18, 2022, Evo and Continental Stock Transfer & Trust Company (“Continental”) entered into Amendment No. 1 to the Warrant Agreement, dated as of February 8, 2021, by and between Evo and Continental, pursuant to which the provision allowing Evo, in its sole discretion, to elect to extend the exercise period of the Company’s outstanding warrants beyond the fifth anniversary of the closing date of the Business Combination was deleted. The provision was deleted pursuant to Singapore law provisions limiting the duration of warrant exercise periods. Following the Business Combination, the outstanding warrants issued by Evo will be assumed by Pubco.

The foregoing description of the Amendment No. 1 to the Warrant Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Amendment No. 1 to the Warrant Agreement, a copy of which is attached as Exhibit 10.3 hereto.

Forward-Looking Statements

This Current Report on Form 8-K, including the description of the Transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “communication”) includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of Evo’s and the Company’s respective managements and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Evo and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transactions; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Evo prior to the Transactions, and the combined company following the Transactions, to maintain (in the case of Evo) and to obtain and maintain (in the case of the combined company) the listing of Evo’s shares prior to the Transactions, and following the Transactions, the combined company’s shares on Nasdaq; costs related to the Transactions; the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the respective stockholders of Evo and the Company, the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against Evo or the Company related to the Transactions; the attraction and retention of qualified directors, officers, employees and key personnel of Evo and the Company prior to the Transactions, and Pubco following the Transactions; the ability of the combined company to compete effectively in a highly competitive market; the ability to protect and enhance the Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Company’s; and, the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger technology companies that have greater resources, technology, relationships and/or expertise; future financial performance of the combined company following the Transactions including the ability of future revenues to meet projected annual bookings; the ability of the combined company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the combined company to generate sufficient revenue from each of its revenue streams; the combined company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of Evo or Pubco filed, or to be filed, with SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4, the proxy statement/prospectus discussed below, Evo’s Quarterly Report on Form 10-Q and other documents filed by Pubco or Evo from time to time with the SEC.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Evo nor the Company presently know or that Evo or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Evo’s and the Company’s current expectations, plans and forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Evo and the Company described above. Evo and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Evo, Pubco and the Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing Evo’s, Pubco’s or the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. The inclusion of any statement in this document does not constitute an admission by Evo nor the Company or any other person that the events or circumstances described in such statement are material. In addition, the analyses of Evo and the Company contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, Evo, or any other entity.

Important Information About the Proposed Transactions and Where to Find It

This communication relates to a proposed Transaction between Evo and the Company. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions described herein, Evo and Pubco intend to file relevant materials with the SEC, including a registration statement to be filed by Pubco on Form F-4, which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of Evo and the Company. Evo and Pubco will also file other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of Evo and the Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Transaction.

Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EVOJ@mzgroup.us. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Evo and the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Transactions described in this communication under the rules of the SEC. Information about the directors and executive officers of Evo is set forth in Evo’s annual report on Form 10-K filed with the SEC on March 28, 2022 and Current Report on Form 8-K filed with the SEC on May 17, 2022., and are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Evo Acquisition Corp., 10 Stateline Road, Crystal Bay, NV 89402. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Evo stockholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus on Form F-4 to be filed by Pubco with respect to the proposed Transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated herein.

Non-Solicitation

This communication does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Business Combination Agreement dated October 18, 2022 by and among Evo Acquisition Corp, 20Cube Logistics Solutions Pte. Ltd., Hollis Merger Sub, Inc., 20Cube Logistics Pte. Ltd. and certain holders of outstanding shares of 20Cube Logistics Pte. Ltd.
10.1	Form of Lock-Up Agreement
10.2	Form of Registration Rights Agreement
10.3	Amendment No. 1 to Warrant Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evo Acquisition Corp.

	By:	/s/ Richard Chisholm
		Name:	Richard Chisholm
		Title:	Chief Executive Officer

Dated: October 24, 2022